                                                                    Exhibit 23.2



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Efficient Networks, Inc.:

We consent to the use of our report on the financial statements of FlowPoint Corporation incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001